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                       OPTICARE DIRECTORS & OFFICERS TRUST


                                 TRUST AGREEMENT


         THIS TRUST AGREEMENT is made as of November 7 , 2001 ("Trust Agreement") by and between OptiCare Health Systems, Inc., a Delaware corporation (the "Company" or " Settlor") and Norman S. Drubner, an individual residing at Middlebury, Connecticut, not in his individual capacity but solely as trustee (the "Trustee").



                                   WITNESSETH:


         WHEREAS, the Company maintains a Directors, Officers and Company Liability Policy (Policy No. NCA0158069) (together with any and all endorsements, modifications, substitutions and renewals thereof, the "D&O Policy") for the benefit of its directors and officers, provided by Twin City Fire Insurance Company (the "Insurer") and maintained by The Hartford (the "Hartford"); and


         WHEREAS, the D&O Policy provides, among other things, that the Insurer's liability in respect of loss arising from each Claim shall apply only to that part of Loss which is in excess of the applicable Retention set forth therein, and the applicable Retention set forth for Securities Claims, including Claims Expenses, is $150,000. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the D&O Policy; and


         WHEREAS, to assure the Company's present and future directors and officers of the Company's ability to pay the Retention amount described above,

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the Company wishes to establish a trust in which the Retention amount may be maintained;


         NOW, THEREFORE, the Company and the Trustee agree as follows:


1. The trust created hereby shall be known as the OptiCare Directors & Officers Trust ("D&O Trust") in which name the Trustee may conduct the business of such trust.


2. The Company hereby transfers, conveys and sets over to the Trustee of the D&O Trust the sum of $150,000 (One Hundred Fifty Thousand Dollars). All such funds, together with such investments, proceeds, earnings and profits, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee as authorized herein, are referred to as the "Funds;" provided, however, that during any period in which no Claims have been made and remain outstanding, all of the interest and other income earned with respect to the Funds shall be for the account of the Company, and shall be distributed to the Company by the Trustee no less than quarterly.


3. The Funds shall be maintained in an account at American Bank of Connecticut in the name of the Trustee (the "D&O Account") for the benefit of the present and future directors and officers of the Company (collectively, the "Beneficiaries").


4. The Funds in the D&O Trust may be disbursed upon receipt by the Trustee of a written statement from the Beneficiaries, or any of them, that a Claim has been


                                                                              2.
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made, that the Insurer has indicated that it has accepted defense of such Claim by its written consent as described in Section III of the D&O Policy, and that expenses are being incurred to defend such Claim.


5. The Funds in the D&O Trust will be released to fund the Retention for such Securities Claim(s) or derivative act(s) that the Company is legally obligated to pay as a result of the indemnity provided by the Company in its Articles of Incorporation.


6. The Trustee is authorized and empowered to oversee the D&O Account and release the Funds in the appropriate manner when the above events occur.




7. The Trustee shall serve without compensation, but shall be reimbursed for all reasonable expenses incurred in connection with the operation of the Trust, including without limitation out-of-pocket expenses and necessary counsel fees.


8. If the Trustee at any time acting hereunder should cease to act prior to the termination of the D&O Trust, the Company shall appoint an individual or corporation to act as successor Trustee. Each appointment of a trustee in accordance herewith shall be by an acknowledged written instrument. Any such designation may be withdrawn or altered by the Company at any time. Except as otherwise specifically provided, the term "Trustee" as used in this Trust Agreement is intended to include the trustee acting hereunder from time to time. Any Trustee may resign at any time without the permission of any court or person upon 60 (sixty) days' notice to the Company, in writing signed and acknowledged by such Trustee and filed with the trust records.


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9. This D&O Trust shall terminate upon the earliest to occur of the following:
(1) the expiration of three years from the date of this Trust Agreement (providing that at such date no Claims made remain outstanding); (2) the date on which any Claims outstanding at the expiration of such three years shall have been settled or paid, or disbursement shall have been made with regard to such Claims in accordance with Paragraph 4 of this Trust Agreement; or (3) upon the Company's delivery to the Trustee certification that the net worth of the Company is no less than $30,000,000 as determined by the Company's independent accountants. Upon termination of the D&O Trust, to the extent that any Funds remain undisbursed, the remaining Funds shall be distributed back to the Company.


10. This Trust Agreement and the D&O Trust hereby created are irrevocable.


11. This Trust Agreement shall be construed and the trust hereby created shall be governed by the internal laws of the State of Connecticut.












                                                                              4.
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         IN WITNESS WHEREOF, the Company and the Trustee have executed this
Trust Agreement as of the date first above written.




                               OPTICARE HEALTH SYSTEMS, INC.


                               By:
                                  --------------------------------------------
                                      Dean J. Yimoyines, M. D.
                               Its:   President and CEO










                               By:
                                  --------------------------------------------
                               NORMAN S. DRUBNER , not in his individual
                               capacity but solely as trustee of the D&O Trust








                                                                              5.
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STATE OF CONNECTICUT)
                                            ss.: Waterbury
COUNTY OF         New Haven)

         On November _____, 2001, before me, the undersigned, a Notary Public in and for the State of ____________, personally appeared Dean J. Yimoyines, M.D., President and CEO of OptiCare Health Systems, Inc., personally known to me or proved to me on the basis of satisfactory evidence to be one of the persons whose names are subscribed to the foregoing instrument and acknowledged to me that he executed the same in his capacity as President and CEO of OptiCare Health Systems, Inc, as Settlor of the foregoing D&O Trust.



                                    -------------------------------------------
                                             Notary Public
                                             Commission Expires:


STATE OF CONNECTICUT)
                                            ss.:  Waterbury
COUNTY OF NEW HAVEN)

         On November _____, 2001, before me, the undersigned, a Notary Public in and for the State of ____________, personally appeared Norman S. Drubner, Trustee, personally known to me or proved to me on the basis of satisfactory evidence to be one of the persons whose names are subscribed to the foregoing instrument and acknowledged to me that he executed the same as trustee.





                                    --------------------                ------
                                    Notary Public
                                    Commission Expires:







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